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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    Form 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 10, 2005




                          Henry Bros. Electronics, Inc.
             (Exact Name of Registrant as Specified in its Charter)

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
                  Delaware                             005-62411                         22-3690168
        (State or other Jurisdiction           (Commission File Number)               (I.R.S. Employer
             of Incorporation)                                                       Identification No.)

280 Midland Avenue                                                                          07663
Saddle Brook, New Jersey                                                                 (Zip Code)
(Address of Principal Executive Offices)
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               Registrant's telephone number, including area code
                                 (201) 794-6500

          (Former name or former address, if changed from last report)
                                       N/A

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[__] Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR
     240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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Item 2.01         Completion of Acquisition or Disposition of Assets

         Effective as of October 10, 2005 (the "Closing"), Henry Bros. Electronics, Inc., a Colorado corporation ("Buyer"), Henry Bros. Electronics, Inc., a Delaware Corporation, ("Parent"), Securus, Inc. (the "Company"), Paul Marcus Trust ("PM Trust"), Phyllis C. Marcus Trust ("PCM Trust"), Neal Marcus and Jeffrey Marcus (each of PM Trust, PCM Trust, Neal Marcus and Jeffrey Marcus is hereinafter referred to individually as a "Seller" and collectively as the "Sellers") entered into a stock purchase agreement (the "Stock Purchase Agreement"). Pursuant to the Stock Purchase Agreement, Buyer, a wholly owned subsidiary of Parent, purchased all of the issued and outstanding stock of the Company from the Sellers. The aggregate purchase price of all the issued and outstanding common stock was paid to the Sellers (according to their respective interest in the Company) as follows:

     o    $770,000 was paid in cash;

     o the Parent will within 15 days of the Closing issue the Sellers up to 150,000 shares of its common stock ("Contingent Shares") which will be placed in escrow and will be distributed to the Sellers based on the following:

              o    Each of December 31, 2006, December 31, 2007,
                   December 31, 2008, December 31, 2009 and December 31, 2010 shall be deemed a "Determination Date."

              o Within ten days of the date the Parent files its annual report on Form 10-K or such other comparable form, a calculation in the form of a fraction shall be made, using as the numerator the amount in dollars of the Company's cumulative earnings before interest and taxes ("EBIT") from the date of Closing through such Determination Date and using as the denominator the number "$2,960,000" (the "Calculation").

              o Such Calculation shall in each case be multiplied by the total of Contingent Shares (150,000) to determine the cumulative number of Contingent Shares earned, as of such Determination Date, the "Earned Shares."

              o Promptly after the number of Earned Shares has been determined with respect to a particular Determination Date, the Buyer shall provide such determination to the escrow agent specified in the Escrow Agreement and the aggregate number of Earned Shares as of such Determination Date reduced by the number of Earned Shares previously distributed to the Sellers, if any, shall be released from escrow and delivered to the respective Sellers.

              o Any Contingent Shares that have not become Earned Shares on the last Determination Date shall promptly be released from escrow to be cancelled and returned to the Company's authorized but unissued common stock.

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     o    In the event that all Contingent Shares shall have become Earned
          Shares at any time prior to the final Determination Date, on each remaining Determination Date, the Sellers will receive an additional payment amount within ten days of the date the Parent files its annual report on Form 10-K or such other comparable form equal to one-third (1/3) of the Company's cumulative EBIT from the date of closing through such Determination Date in excess of $2,960,000, if any, up to a maximum payment hereunder of Two Hundred Thousand Dollars ($200,000); and

     o On the Closing or as soon thereafter as may be practicable, Buyer shall or shall cause the Company to repay up to $240,000 of the Company's existing bank debt.

 Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Financial Statements of Business Acquired

         It is impractical to provide the financial statements required under
Item 9.01 of Form 8-K at the time of the filing of this report. Such financial statements will be filed within 71 days of the date this Current Report on Form 8-K was required to be filed.

         (b)      Pro Forma Financial Information

         It is impractical to provide the pro forma financial information required under Item 9.01 of Form 8-K at the time of the filing of this report. Such pro forma financial information will be filed within 71 days of the date this Current Report on Form 8-K was required to be filed.

         (c)      Exhibits

         2.1 Stock Purchase Agreement by and among Henry Bros. Electronics, Inc., a Colorado corporation, Henry Bros. Electronics Inc., a Delaware corporation, Securus Inc., Paul Marcus Trust, Phyllis C. Marcus Trust, Neal Marcus and Jeffrey Marcus.(1)

---------
(1) All schedules and attachments to this Exhibit have been omitted in accordance with Item 601(b) of Regulation S-B. The Company agrees to furnish supplementally a copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon its request.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HENRY BROS ELECTRONICS, INC.



                                            By: /s/ Brian Reach
                                                --------------------------------
                                                Brian Reach
                                                Secretary

Dated: October 14, 2005

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                     HENRY BROS. ELECTRONICS, INC. FORM 8-K

                                  EXHIBIT INDEX

         2.1 Stock Purchase Agreement by and among Henry Bros. Electronics, Inc., a Colorado corporation, Henry Bros. Electronics Inc., a Delaware corporation, Securus Inc., Paul Marcus Trust, Phyllis C. Marcus Trust, Neal Marcus and Jeffrey Marcus.(1)

         The following are schedules or attachments to the Stock Purchase Agreement.

          o    Escrow Agreement

          o    General Release from Sellers

          o    Opinion of Sellers' Counsel

          o    Sellers' Certificates

          o    Officers' Certificates

          o    Resignation of certain officers and directors of the Company

          o    Opinion of Counsel to the Parent and the Buyer

          o    Sellers' Schedule

          o    Certificates of Parent and Buyer

          o    Employment Letter - Neal Marcus

          o    Employment Letter - Jeffrey Marcus

          o    Stock Option Agreement - Neal Marcus

          o    Stock Option Agreement - Jeffrey Marcus

         (1) All schedules and attachments to this Exhibit have been omitted in accordance with Item 601(b) of Regulation S-B. The Company agrees to furnish supplementally a copy of all omitted schedules and exhibits to the Securities and Exchange Commission upon its request.


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